UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Amendment No. 1

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Orion Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ORION ACQUISITION CORP.

767 5th Avenue, 44th Floor
New York, New York 10153

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
OF ORION ACQUISITION CORP.

TO BE HELD ON [●], 2022

To the Stockholders of Orion Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of Orion Acquisition Corp., a Delaware corporation (“Orion,” the “Company”, “we” or “us”), will be held on [●], 2022, at [TIME] a.m., Eastern Time, as a completely virtual meeting, conducted over the internet via live audio webcast with no physical in-person meeting, at [●], or at such other time, on such other date and at such other place to which the Special Meeting may be postponed or adjourned (the “Special Meeting”). You can attend the Special Meeting, vote, and submit questions via live audio webcast by visiting [●] and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

You are cordially invited to attend the Special Meeting that will be held for the purpose of considering and voting on the following proposals:

1.	Proposal No. 1 — Charter Amendment Proposal — To permit the Company to liquidate and wind up early (“Early Liquidation”) by amending the Company’s Amended and Restated Certificate of Incorporation (“Charter”) to (i) change the date by which the Company must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, which we refer to as our initial business combination, from March 4, 2023 (the “Original Termination Date”) to [●], 2022 (the “Amended Termination Date”), (ii) remove the Redemption Limitation (as defined in the Charter) to allow the Company to redeem Public Shares (as defined below) notwithstanding the fact that such redemption would result in the Company having net tangible assets of less than $5,000,001, and (iii) allow the Company to remove up to $100,000 of interest earned on the amount on deposit in the Trust Account (as defined below) prior to redeeming the Public Shares in connection with the Special Meeting in order to pay dissolution expenses(the “Charter Amendment Proposal”); and

2.	Proposal No. 2 — Adjournment Proposal — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”) and Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”) to approve the Charter Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal”).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The purpose of the Charter Amendment Proposal is to allow Orion to return the proceeds of its initial public offering, which were deposited in a trust account (“Trust Account”) established for the benefit of the holders (“Public Stockholders”) of shares of Class A Common Stock initially included in the units sold as part of the initial public offering (the “Public Shares”), to its Public Stockholders earlier than currently contemplated under the Charter and enable Public Stockholders to recover their investment without having to wait for approximately another [●] months to do so. The approval of the Charter Amendment Proposal is a condition to implementing the Early Liquidation. If the Charter Amendment Proposal is approved, the Company will file an amendment to the Charter substantially in the form of Annex A and will effect the Early Liquidation as soon as practicable after the Special Meeting.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later date or dates to permit further solicitation and vote of proxies or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate. The Adjournment Proposal is not conditioned upon the approval of the Charter Amendment Proposal. If the Charter Amendment Proposal is approved at the Special Meeting, the Adjournment Proposal will not be presented.

After careful consideration of all relevant factors, including, but not limited to, the time value of money, existing market conditions, the possible imposition of the 1% excise tax on stock repurchases under the Inflation Reduction Act of 2022 (“IR Act”) (the “1% Excise Tax”) on redemptions by Orion of Class A Common Stock in 2023, and the conclusion that it is unlikely that Orion would be able to complete an initial business combination before the Original Termination Date, the board of directors of the Company (the “Board”) has determined that the Charter Amendment Proposal and the Adjournment Proposal are in the best interests of Orion and its stockholders and recommends that you vote or give instruction to vote “FOR” both of the proposals.

The Board has fixed the close of business on [●], 2022 (the “Record Date”) as the record date for determining when Orion’s stockholders entitled to receive notice of, and vote at, the Special Meeting and any adjournment thereof. Only holders of record of Common Stock on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting online at [●] for inspection by stockholders for any purpose germane to the Special Meeting.

Pursuant to the Charter, if the Charter Amendment Proposal is approved and implemented, a Public Stockholder may request that the Company redeem all or a portion of its Public Shares by following the procedures described in the accompanying proxy statement, for cash at a per-share redemption price equal to the aggregate amount on deposit in the Trust Account as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to Orion to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the total number of then outstanding Public Shares. Public Stockholders may elect to redeem all or a portion of their Public Shares even if they vote FOR the Charter Amendment Proposal and even if they do not hold Public Shares on the Record Date. If the Charter Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of Public Shares will have their Public Shares redeemed in conjunction with the Early Liquidation.

On the Record Date, the redemption price per share was approximately $[●] (which is expected to be the same approximate amount two business days prior to the Special Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[●] as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to Orion to pay its franchise and income taxes (less $100,000 of interest to pay dissolution expenses), divided by the total number of then outstanding Public Shares. The closing price of the Class A Common Stock on Nasdaq on the Record Date was $[●]. Accordingly, if the market price of the Class A Common Stock were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a Public Stockholder receiving approximately $[●] [more/less] per share than if the shares were sold in the open market. Orion cannot assure stockholders that they will be able to sell their Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its shares when such stockholders wish to sell their shares.

Record holders of Common Stock at the close of business on the Record Date are entitled to vote or have their votes cast at the Special Meeting. On the Record Date, there were 41,400,000 issued and outstanding shares of Class A Common Stock and 10,350,000 issued and outstanding shares of Class B Common Stock.

The approval of the Charter Amendment Proposal requires the affirmative vote of at least 65% of the outstanding Class A Common Stock and Class B Common Stock, voting together as a single class. As of the date of this proxy statement, the Class B Common Stock, which is held by Orion Healthcare Acquisition Partners, LLC, the Company’s sponsor (the “Sponsor Shares”), represents 20.0% of the Company’s outstanding Common Stock. Accordingly, in addition to the Sponsor Shares, the Company will need 23,287,501 Public Shares (or approximately 56.3% of the Class A Common Stock) to be voted in favor of the Charter Amendment Proposal to approve such proposal. Approval of the Charter Amendment Proposal is a condition to the implementation of the Early Liquidation.

The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the shares of Class A Common Stock and Class B Common Stock, voting as a single class, present in person or represented by proxy and entitled to vote thereon at the Special Meeting. In addition to the Sponsor Shares, approval of the Adjournment Proposal will require the affirmative vote of at least 15,525,001 Public Shares (or approximately 37.5% of the Class A Common Stock) if all shares of Common Stock are represented at the Special Meeting, and the affirmative vote of at least 2,587,501 Public Shares (or approximately 6.3% of the Class A Common Stock) if only such shares as are required to establish a minimum quorum are represented at the Special Meeting. The Adjournment Proposal will only be put forth for a vote if either there are not sufficient votes to approve the Charter Amendment Proposal at the Special Meeting or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.

Enclosed is the proxy statement containing important information about the Special Meeting, the Charter Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, Orion urges you to read this material carefully and vote your shares.

If you have any questions or need assistance voting your Common Stock, please contact Morrow Sodali LLC, Orion’s proxy solicitor, by calling toll free (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing OHPA.info@investor.morrowsodali.com.

This Notice of Special Meeting and the accompanying proxy statement are dated [●], 2022 and are first being mailed to stockholders on or about that date.

By Order of the Board of Directors of
Orion Acquisition Corp.

Beau Garverick Chief Executive Officer, Chief Financial Officer and Director

[●], 2022

Your vote is very important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Special Meeting. Submitting a proxy now will NOT prevent you from being able to attend and vote during the Special Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Special Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person, you will need to obtain a legal proxy from your bank, broker or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Special Meeting.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. ON [●], 2022, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THIS PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [●], 2022: This notice of meeting and the accompanying proxy statement are being made available to stockholders on or about [●], 2022 and are available at https://www.cstproxy.com/[●].

PRELIMINARY PROXY STATEMENT
SUBJECT TO COMPLETION, DATED OCTOBER 18, 2022

ORION ACQUISITION CORP.

767 5th Avenue, 44th Floor
New York, New York 10153

PRELIMINARY PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [●], 2022

You are cordially invited to attend a special meeting of Orion Acquisition Corp., a Delaware corporation (“Orion,” or the “Company”), which will be held on [●], 2022, at [TIME] a.m., Eastern Time, virtually over the internet via live audio webcast [●], or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Special Meeting”). The virtual meeting format allows attendance from any location in the world. You can attend the Special Meeting, vote, and submit questions via live audio webcast by visiting [●] and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

As more fully described in this proxy statement, which is dated [●], 2022 and is first being mailed to stockholders on or about that date, the Special Meeting will be held for the purpose of considering and voting on the following proposals:

1.	Proposal No. 1 — Charter Amendment Proposal — To permit the Company to liquidate and wind up early (“Early Liquidation”) by amending the Company’s Amended and Restated Certificate of Incorporation (“Charter”) to (i) change the date by which the Company must consummate an initial business combination, from March 4, 2023 (the “Original Termination Date”) to [●], 2022 (the “Amended Termination Date”), (ii) remove the Redemption Limitation (as defined in the Charter) to allow the Company to redeem Public Shares (as defined below) notwithstanding the fact that such redemption would result in the Company having net tangible assets of less than $5,000,001, and (iii) allow the Company to remove up to $100,000 of interest earned on the amount on deposit in the Trust Account (as defined below) prior to redeeming the Public Shares in connection with the Special Meeting in order to pay dissolution expenses (the “Charter Amendment Proposal”); and

2.	Proposal No. 2 — Adjournment Proposal — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of the Company’s Common Stock to approve the Charter Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.

Each of the Charter Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The Charter currently provides that Orion has until the Original Termination Date to complete its initial business combination and, if Orion does not complete an initial business combination by the Original Termination Date, it will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to Orion to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The purpose of the Charter Amendment Proposal is to allow Orion to return the proceeds of its initial public offering to its Public Stockholders earlier than currently contemplated under the Charter and enable Public Stockholders to recover their investment without having to wait for approximately another [●] months to do so. The approval of the Charter Amendment Proposal is a condition to implementing the Early Liquidation. If the Charter Amendment Proposal is approved, the Company will file an amendment to the Charter substantially in the form of Annex A and will effect the Early Liquidation as soon as practicable after the Special Meeting.

The Board believes that the current provisions of the Charter described above were included to protect Orion’s stockholders from having to sustain their investment for an unreasonably long period if Orion were unable to find a suitable initial business combination target in the timeframe contemplated by the Charter. The Board has determined it is unlikely Orion can complete a business combination by the Original Termination Date due to existing market conditions. The Board further believes that if Orion liquidates in 2023, Orion’s stockholders’ investment is likely to be affected by the IR Act as it believes there is a significant risk that redemptions of Public Shares by Orion in connection such liquidation would be subject to the 1% Excise Tax. Liquidation in 2022 would therefore potentially return more funds to stockholders than a potential liquidation in 2023. Orion is not, however, permitted by the Charter to return the funds in the Trust Account to the Public Stockholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Stockholders may only exercise their redemption rights in connection with a stockholder vote on a proposed business combination or upon the approval of an amendment to any provision of the Charter relating to the rights of holders of Class A Common Stock.

For further details about the reasons for the Charter Amendment Proposal, see the section titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” of this proxy statement.

The Board has fixed the close of business on [●], 2022 as the Record Date for determining when Orion’s stockholders entitled to receive notice of, and vote at, the Special Meeting and any adjournment thereof. Only holders of record of Common Stock on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting online at [●] for inspection by stockholders for any purpose germane to the Special Meeting.

Pursuant to the Charter, a Public Stockholder may request that the Company redeem all or a portion of its Public Shares for cash if the Charter Amendment Proposal is approved and implemented, by following the procedures set forth in this proxy statement. Public Stockholders may elect to redeem all or a portion of their Public Shares even if they vote FOR the Charter Amendment Proposal and even if they do not hold Public Shares on the Record Date. If the Charter Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of Public Shares will have their Public Shares redeemed in conjunction with the Early Liquidation. Stockholders should note that the redemption price calculated in connection with the Charter Amendment Proposal will take into account up to $100,000 of net interest removed from the Trust Account to pay dissolution expenses upon liquidation.

On the Record Date, the redemption price per share was approximately $[●] (which is expected to be the same approximate amount two business days prior to the Special Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[●] as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to Orion to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the total number of then outstanding Public Shares. The closing price of the Class A Common Stock on Nasdaq on the Record Date was $[●]. Accordingly, if the market price of the Class A Common Stock were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a Public Stockholder receiving approximately $[●] [more/less] per share than if the shares were sold in the open market. Orion cannot assure stockholders that they will be able to sell their Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its shares when such stockholders wish to sell their shares.

Record holders of Common Stock at the close of business on the Record Date are entitled to vote or have their votes cast at the Special Meeting. On the Record Date, there were 41,400,000 issued and outstanding shares of Class A Common Stock and 10,350,000 issued and outstanding shares of Class B Common Stock.

The approval of the Charter Amendment Proposal requires the affirmative vote of at least 65% of the outstanding Class A Common Stock and Class B Common Stock, voting together as a single class. As of the date of this proxy statement, the Sponsor Shares represent 20.0% of the Company’s outstanding Common Stock. Accordingly, in addition to the Sponsor Shares, the Company will only need 23,287,501 Public Shares (or approximately 56.3% of the Class A Common Stock) to be voted in favor of the Charter Amendment Proposal to approve such proposal. Approval of the Charter Amendment Proposal is a condition to the implementation of the Early Liquidation.

The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the shares of Class A Common Stock and Class B Common Stock, voting as a single class, present in person or represented by proxy and entitled to vote thereon at the Special Meeting. In addition to the Sponsor Shares, approval of the Adjournment Proposal will require the affirmative vote of at least 15,525,001 Public Shares (or approximately 37.5% of the Class A Common Stock) if all shares of Common Stock are represented at the Special Meeting, and the affirmative vote of at least 2,587,501 Public Shares (or approximately 6.3% of the Class A Common Stock) if only such shares as are required to establish a minimum quorum are represented at the Special Meeting. The Adjournment Proposal will only be put forth for a vote if either there are not sufficient votes to approve the Charter Amendment Proposal at the Special Meeting or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.

After careful consideration of all relevant factors, including, but not limited to, the time value of money, existing market conditions, the possible imposition of the 1% Excise Tax under the IR Act on redemptions by Orion of Public Shares in 2023, and the conclusion that it is unlikely that Orion would be able to complete an initial business combination before the Original Termination Date the Board has determined that the Charter Amendment Proposal and the Adjournment Proposal are in the best interests of Orion and its stockholders and recommends that you vote or give instruction to vote “FOR” both of the proposals.

Your vote is very important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented and voted at the Special Meeting. Submitting a proxy now will NOT prevent you from being able to attend and vote during the Special Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Special Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person, you will need to obtain a legal proxy from your bank, broker or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Special Meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Special Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Special Meeting, your shares will not be counted for the purposes of determining whether a quorum is present at the Special Meeting. Additionally, if you fail to vote, that will have the same effect as a vote AGAINST the Charter Amendment Proposal, but will have no effect on the Adjournment Proposal.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. ON [●], 2022, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THIS PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

This proxy statement contains important information about the Special Meeting and the proposals to be voted on at the Special Meeting. Please read it carefully and vote your shares.

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this proxy statement may constitute “forward-looking statements” for the purposes of the federal securities laws. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this proxy statement are based on Orion’s current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Orion’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Orion does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	Orion’s ability to complete an initial business combination;

●	the market price and liquidity of the Class A Common Stock;

●	the per-share redemption price of the Public Shares; and

●	the timing of the Early Liquidation and Orion’s dissolution and delisting.

While forward-looking statements reflect Orion’s good faith beliefs, they are not guarantees of future performance. Orion disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause Orion’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section titled “Risk Factors” in Orion’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (the “SEC”) on March 30, 2022 and in other reports filed by Orion with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Orion (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Special Meeting and the proposals to be presented at the Special Meeting. The following questions and answers do not include all the information that is important to Orion stockholders. Stockholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposal to be presented at the Special Meeting.

Q: Why am I receiving this proxy statement?

A: Orion is a blank check company incorporated as a Delaware corporation on November 25, 2020. Orion was incorporated for the purpose of effecting a merger, stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses or entities. Following the closing of the IPO on March 4, 2021, the partial exercise of the underwriters’ over-allotment option and the concurrent sales of warrants to our Sponsor, an amount of approximately $414,000,000 from the net proceeds of the IPO and private placement was placed in the Trust Account.

Like most blank check companies, Orion’s Charter provides for the return of the IPO proceeds held in trust to the Public Stockholders if there is no qualifying business combination(s) consummated within 24 months after the date of the closing of the IPO (i.e., by the Original Termination Date).

The purpose of the Charter Amendment Proposal is to allow Orion to return the proceeds of its initial public offering, to its Public Stockholders earlier than currently contemplated under the Charter and enable Public Stockholders to recover their investment without having to wait for approximately another [●] months to do so. The approval of the Charter Amendment Proposal is a condition to implementing the Early Liquidation. If the Charter Amendment Proposal is approved, the Company will file an amendment to the Charter substantially in the form of Annex A and will effect the Early Liquidation as soon as practicable after the Special Meeting.

After careful consideration of all relevant factors, including, but not limited to, the time value of money, existing market conditions, the possible imposition of the 1% Excise Tax under the IR Act on redemptions by Orion of Public Shares in 2023, and the conclusion that it is unlikely that Orion would be able to complete an initial business combination before the Original Termination Date the Board has determined that it is in the best interests of Orion’s stockholders to effect the Early Liquidation and is therefore holding this Special Meeting.

Q: When and where will the Special Meeting be held?

A: The Special Meeting will be held on [●], 2022, at [TIME] a.m., Eastern Time, virtually over the internet via live audio webcast at [●], or at such other time, on such other date and at such other place to which the Special Meeting may be postponed or adjourned.

The virtual meeting format allows attendance from any location in the world. You can attend the meeting, vote, and submit questions via live audio webcast by [●] and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Q: How do I vote?

A: If you were a holder of record of Class A Common Stock or Class B Common Stock on the close of business on [●], 2022, the Record Date for the Special Meeting, you may vote with respect to the proposals virtually at the Special Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. You may still attend the Special Meeting and vote virtually if you have already voted by proxy.

If your shares of Common Stock, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q: How do I attend the Special Meeting via live audio webcast?

A: If you are a registered stockholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental” or the “Transfer Agent”). The form contains instructions on how to attend the Special Meeting via live audio webcast including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at [●], or email proxy@continentalstock.com.

You can pre-register to attend the virtual Special Meeting starting [●], 2022 at [9:00 a.m.], Eastern Time (five business days prior to the meeting date) by entering the URL address into your browser https://www.cstproxy.com/[●] and entering your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box during the Special Meeting. At the start of the Special Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Special Meeting. Questions pertinent to meeting matters will be answered during the designated portion of the Special Meeting, subject to time limitations and in accordance with the meeting rules of conduct that will be available on the virtual meeting website.

If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you will need to contact the Transfer Agent to receive a control number in order to attend the Special Meeting. If you plan to vote at the Special Meeting, you will need to have a legal proxy from your bank, broker or other nominee or, if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case, you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number. Investors should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.

If you do not have access to internet, you can listen to the meeting by dialing [●] (toll-free) (or +[●] (standard rates apply) if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number [●]#. Please note that you will not be able to vote or ask questions at the Special Meeting if you choose to participate telephonically.

Q: What are the specific proposals on which I am being asked to vote at the Special Meeting?

A: Orion stockholders are being asked to consider and vote on the following proposals:

1.	Proposal No. 1 — Charter Amendment Proposal — To permit the Company to liquidate and wind up early by amending the Charter to (i) change the date by which the Company must consummate an initial business combination, from March 4, 2023 to [●], 2022, (ii) remove the Redemption Limitation (as defined in the Charter) to allow the Company to redeem Public Shares notwithstanding the fact that such redemption would result in the Company having net tangible assets of less than $5,000,001, and (iii) allow the Company to remove up to $100,000 of interest earned on the amount on deposit in the Trust Account prior to redeeming the Public Shares in connection with the Special Meeting in order to pay dissolution expenses; and

2.	Proposal No. 2 — Adjournment Proposal — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from shares of the Company’s holders of the Common Stock to approve the Charter Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.

For more information, please see the sections of this proxy statement titled “Proposal No. 1 — The Charter Amendment Proposal,” and “Proposal No. 2 — The Adjournment Proposal.”

After careful consideration, the Board has determined that the Charter Amendment Proposal and the Adjournment Proposal are in the best interests of Orion and its stockholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

THE VOTE OF STOCKHOLDERS IS IMPORTANT. STOCKHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q: Why is Orion proposing the Charter Amendment Proposal?

A: The Charter currently provides that Orion has until the Original Termination Date to complete its initial business combination and, if Orion does not complete an initial business combination by the Original Termination Date, it will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account established by Orion in connection with its initial public offering including interest earned on the funds held in the Trust Account and not previously released to Orion to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Board believes that the current provisions of the Charter described above were included to protect Orion’s stockholders from having to sustain their investment for an unreasonably long period if Orion were unable to find a suitable initial business combination target in the timeframe contemplated by the Charter. The Board has determined it is unlikely Orion can complete a business combination by the Original Termination Date due to existing market conditions. The Board further believes that if Orion liquidates in 2023, Orion’s stockholders’ investment is likely to be affected the IR Act as it believes there is a significant risk that redemptions by Public Shares by Orion in connection with such liquidation would be subject to the 1% Excise Tax. Liquidation in 2022 would therefore potentially return more funds to stockholders than a potential liquidation in 2023. Orion is not, however, permitted by the Charter to return the funds in the Trust Account to the Public Stockholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Stockholders may only exercise their redemption rights in connection with a stockholder vote on a proposed business combination or upon the approval of an amendment to any provision of the Charter relating to the rights of holders of Class A Common Stock.

The purpose of the Charter Amendment Proposal is to allow Orion to return the proceeds of its initial public offering to its Public Stockholders earlier than currently contemplated under the Charter and enable Public Stockholders to recover their investment without having to wait for approximately another [●] months to do so. The approval of the Charter Amendment Proposal is a condition to implementing the Early Liquidation. If the Charter Amendment Proposal is approved, the Company will file an amendment to the Charter substantially in the form of Annex A and will effect the Early Liquidation as soon as practicable after the Special Meeting.

For further details about the reasons for the Charter Amendment Proposal, see the section titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” of this proxy statement.

In the event the Charter Amendment Proposal is not approved or implemented and Orion is unable to complete a business combination on or before the Original Termination Date, Orion will dissolve and liquidate in accordance with the Charter.

 Q: What constitutes a quorum?

A: A quorum of our stockholders is necessary to hold a valid meeting. A majority of the outstanding shares of Common Stock entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor Shares, which represent 20.0% of the issued and outstanding Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the Sponsor Shares, an additional 15,525,001 shares of Common Stock held by the Public Stockholders would be required to be present at the Special Meeting to achieve a quorum. If a quorum is not present, a majority of the shares present may adjourn the meeting from time to time until a quorum shall be present.

Q: What vote is required to approve the proposals presented at the Special Meeting?

A: The approval of the Charter Amendment Proposal requires the affirmative vote of at least 65% of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class. As of the date of this proxy statement, the Sponsor Shares represent 20.0% of the Company’s outstanding Common Stock. Accordingly, in addition to the Sponsor Shares, the Company will only need 23,287,501 Public Shares (or approximately 56.3% of the outstanding Common Stock) to be voted in favor of the Charter Amendment Proposal to approve such proposal. Abstentions will have the same effect as a vote “AGAINST” the Charter Amendment Proposal. The Charter Amendment Proposal is a “non-routine” matter, which means that banks, brokers and other nominees will not have authority to vote on the Charter Amendment Proposal unless instructed by the beneficial owner. Broker non-votes will have the same effect as a vote “AGAINST” the proposal because approval requires an absolute percentage of affirmative votes. Approval of the Charter Amendment Proposal is a condition to the implementation of the Early Liquidation.

The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the shares of Class A Common Stock and Class B Common Stock, voting as a single class, present in person or represented by proxy and entitled to vote thereon at the Special Meeting. Abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal. The Adjournment proposal is a “routine” matter, and accordingly, brokers and other nominees will have authority to vote on the Adjournment Proposal in the absence of instruction. Therefore, we do not expect to receive any broker non-votes on this proposal. The Adjournment Proposal will only be put forth for a vote if based upon the tabulated vote at the time of the Special Meeting there are not sufficient votes to approve the Charter Amendment Proposal at the Special Meeting or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.

Q: How will the Sponsor vote?

A: On the Record Date, the Sponsor owned and was entitled to vote an aggregate of 10,350,000 shares of Common Stock, representing 20.0% of Orion’s issued and outstanding Common Stock. Orion’s officers and directors do not own any shares of Common Stock outside of the Sponsor entity. The Sponsor plans to vote in favor of each of the Charter Amendment Proposal, and, if presented, the Adjournment Proposal.

Q: Why should I vote “FOR” the Charter Amendment Proposal?

A: The purpose of the Charter Amendment Proposal is to allow Orion to return the proceeds of its initial public offering to its Public Stockholders earlier than currently contemplated under the Charter and enable Public Stockholders to recover their investment without having to wait for approximately another [●] months to do so. The approval of the Charter Amendment Proposal is a condition to implementing the Early Liquidation. If the Charter Amendment Proposal is approved, the Company will file an amendment to the Charter substantially in the form of Annex A and will effect the Early Liquidation as soon as practicable after the Special Meeting.

After careful consideration of all relevant factors, including, but not limited to, the time value of money, existing market conditions, the possible imposition of the 1% Excise Tax under the IR Act on redemptions by Orion of Public Shares in 2023, and the conclusion that it is unlikely that Orion would be able to complete an initial business combination before the Original Termination Date, the Board has determined that the Charter Amendment Proposal are in your best interests and recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal.

For further details about the reasons for the Charter Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” of this proxy statement.

Q: Why should I vote “FOR” the Adjournment Proposal?

A: If the Adjournment Proposal is not approved by Orion’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes from the holders of shares of the Company’s Common Stock to approve the Charter Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q: What if I do not want to vote “FOR” the Charter Amendment Proposal or the Adjournment Proposal?

A: If you do not want the Charter Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

Q: What happens if the Charter Amendment Proposal is not approved?

A: If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of the Company’s Common Stock to approve the Charter Amendment Proposal, Orion may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Amendment Proposal. If the Adjournment Proposal is not approved by Orion’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes from the holders of shares of the Company’s Common Stock at the time of the Special Meeting to approve the Charter Amendment Proposal.

If the Charter Amendment Proposal is not approved at the Special Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Charter, Orion will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to Orion to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by the Original Termination Date or, if the Amendment Proposal is approved, the Amended Termination Date.

Q: If the Charter Amendment Proposal is approved, what happens next?

A: If the Charter Amendment Proposal is approved and implemented, the Company will file an amendment to the Charter substantially in the form of Annex A and will effect the Early Liquidation as soon as practicable after the Special Meeting. Public Shares which were validly tendered for redemption in connection with the Special Meeting will be redeemed for a per share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Orion to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the total number of then outstanding Public Shares.

Thereafter, because Orion will not be able to complete an initial business combination by the Amended Termination Date, Orion will (i) after the Amended Termination Date, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the shares the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to Orion to pay its franchise and income taxes, divided by the number of then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law., and (iv) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the General Corporation Law of the State of Delaware (the “DGCL”) to provide for claims of creditors and other requirements of applicable law. Orion also plans to voluntarily delist the Class A Common Stock from Nasdaq as soon as practicable after completion of the Early Liquidation, subject to the rules of Nasdaq and the Charter.

Q: If I vote for or against the Charter Amendment Proposal, can I request that my shares be redeemed?

A: Yes. Whether you vote “FOR” or “AGAINST” the Charter Amendment Proposal, or do not vote at all, you may elect to redeem your Public Shares, provided that the Charter Amendment Proposal is approved and implemented. You will need to submit a redemption request for your Public Shares if you choose to redeem. Please see the question “How do I exercise my redemption rights?” below for further information on how to exercise redemption rights.

Q: Will how I vote affect my ability to exercise redemption rights?

A: No. You may exercise your redemption rights regardless of whether or not you vote for or against the proposals, or vote at all, and regardless of whether you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise). However, under the Charter, Orion is only obligated to provide you with the opportunity to redeem your Public Shares in connection with the Charter Amendment Proposal upon the approval of such proposal.

Q: May I change my vote after I have mailed my signed proxy card?

A: Yes. Stockholders of record may (i) send a later-dated, signed proxy card to Continental, the Transfer Agent, at the address set forth under the question “Who can help answer my questions?” below so that it is received no later than 48 hours before the time appointed for the holding of the Special Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting); (ii) attend the Special Meeting in person (which would include presence at the virtual Special Meeting), revoke your proxy and vote; or (iii) revoke their proxy by sending a notice of revocation to the Board at Orion’s address at 767 5th Avenue, 44th Floor New York, New York 10153, which must be received by the Board prior to the vote at the Special Meeting. However, if your shares are held in “street name” by your bank, broker or another nominee, you must contact your bank, broker or other nominee to change your vote.

Q: How are votes counted?

A: Each stockholder shall be entitled to one vote virtually or by proxy for each share of Common Stock entitled to vote held by such stockholder.

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. Stockholders who attend the Special Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of shares of Common Stock held by such stockholders will be counted) for the purposes of determining whether a quorum is present at the Special Meeting.

At the Special Meeting, abstentions will be considered present for the purposes of establishing a quorum and as votes “AGAINST” the Charter Amendment Proposal or the Adjournment Proposal. Broker non-votes will be counted as “AGAINST” the Charter Amendment Proposal but will have no effect on the outcome of the Adjournment Proposal.

Q: If my shares are held in “street name,” will my bank, broker or nominee automatically vote my shares for me?

A: If your shares are held in “street name” in a stock brokerage account or by a bank, broker or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares with respect to the Charter Amendment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares on the Charter Amendment Proposal only if you provide instructions on how to vote. The Adjournment Proposal is considered “routine” and your bank, broker, or other nominee can vote your shares for the Adjournment Proposal without your instruction.

Please follow the voting instructions provided by your bank, broker or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to Orion or by voting online at the Special Meeting unless you provide a “legal proxy,” which you must obtain from your bank, broker or other nominee. If you wish to attend the Special Meeting virtually and vote online you must obtain a legal proxy and e-mail a copy (a legible photograph is sufficient) of your proxy to Continental, the Transfer Agent, at proxy@continentalstock.com no later than 72 hours prior to the Special Meeting. Holders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the Special Meeting virtually. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Q: Does the Board recommend voting “FOR” the approval of the Charter Amendment Proposal?

A: Yes. After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal is in the best interest of Orion and its stockholders and recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal.

Q: Do I have appraisal rights or dissenters’ rights if I object to the Charter Amendment Proposal?

A: No. There are no appraisal rights available to Orion’s stockholders in connection with the Charter Amendment Proposal.

Q: What do I need to do now?

A: You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Charter Amendment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the bank, broker or nominee.

Q: How do I exercise my redemption rights?

A: If you are a Public Stockholder and wish to exercise your right to redeem your Class A Common Stock, you must:

(i)	(a) hold Public Shares or (b) hold Public Shares through units and you elect to separate your units into the underlying Public Shares and public warrants prior to exercising your redemption rights with respect to the Public Shares; and

(ii)	prior to 5:00 p.m. Eastern Time, on [●], 2022 (two business days prior to the scheduled vote at the Special Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s Transfer Agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind (e-mail:mzimkind@continentalstock.com), that the Company redeem your Public Shares for cash and (b) deliver your Public Shares to the Transfer Agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Charter Amendment Proposal and regardless of whether they hold public shares on the record date.

Holders who intend to exercise their redemption rights in connection with the Charter Amendment Proposal must complete the procedures for electing to redeem their Class A Common Stock in the manner described above prior to 5:00 p.m., Eastern Time, on [●], 2022 (two business days before the scheduled vote at the Special Meeting) in order for their shares to be redeemed.

If you hold your Public Shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have the shares you beneficially own certificated and delivered electronically.

In connection with the approval of the Charter Amendment Proposal, any Public Stockholder will be entitled to request that their Public Shares be redeemed for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Special Meeting, including interest earned on the funds held in the Trust Account and not previously released to Orion to pay its franchise and income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding Public Shares. As of the Record Date, this would have amounted to approximately $[●] per Public Share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our Public Stockholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to the Public Stockholders electing to redeem their Class A Common Stock in connection with the Charter Amendment will be distributed promptly after the Special Meeting.

Any request for redemption, once made by a Public Stockholder, may be withdrawn at any time up to the vote at the Special Meeting, and thereafter with our consent. If you deliver your shares for redemption to the Transfer Agent and later decide not to elect redemption, you may request that Orion instruct the Transfer Agent to return the shares (physically or electronically). We will be required to honor such request only if made prior to the vote at the Special Meeting. After this time, a request for redemption may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). Such a request must be made by contacting the Transfer Agent at the phone number or address listed under the question “Who can help answer my questions?” below.

If a Public Stockholder properly makes a request for redemption and the Public Shares are delivered as described above and the Charter Amendment Proposal is approved and implemented, then, Orion will redeem such shares of Class A Common Stock for a pro rata portion of funds deposited in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Orion to pay its franchise and income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), calculated as of two business days prior to the Special Meeting.

If a Public Stockholder exercises his, her or its redemption rights in connection with the Charter Amendment Proposal, then he, she or it will be exchanging his, her or its Class A Common Stock for cash and will no longer own those shares.

Q: What will happen to my Public Shares if I do not elect redemption in connection with the Charter Amendment Proposal?

A: If the Charter Amendment Proposal is approved and implemented, because Orion will not be able to complete an initial business combination by the Amended Termination Date, Orion will (i) after the Amended Termination Date, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to Orion to pay its franchise and income taxes, divided by the number of then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by the Original Termination Date or, if the Amendment Proposal is approved, the Amended Termination Date.

Q: What should I do if I receive more than one set of voting materials for the Special Meeting?

A: You may receive more than one set of voting materials for the Special Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q: Who will solicit and pay the cost of soliciting proxies for the Special Meeting?

A: Orion will pay the cost of soliciting proxies for the Special Meeting. Orion has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Special Meeting. Orion will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of Class A Common Stock and in obtaining voting instructions from those owners. The directors, officer and employees of Orion may also solicit proxies by telephone, by facsimile, by mail or on the internet. They will not be paid any additional amounts for soliciting proxies.

Q: Who can help answer my questions?

A: If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower Stamford, CT 06902
Stockholders may call toll free: (800) 662-5200
Banks and Brokers may call collect: (203) 658-9400
Email: OHPA.info@morrowsodali.com

You also may obtain additional information about Orion from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a Public Stockholder and you intend to seek redemption of your shares, you will need to deliver your shares of Class A Common Stock (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on [●], 2022 (two business days prior to the date of the Special Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
E-mail: proxy@continentalstock.com

RISK FACTORS

You should consider carefully all of the risks described in Orion’s Annual Report on Form 10-K filed with the SEC on March 30, 2022, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports Orion file with the SEC. Furthermore, if any of the following events occur, Orion’s business, financial condition and operating results may be materially adversely affected or Orion could face liquidation. In that event, the trading price of Orion securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones Orion face. Additional risks and uncertainties that Orion is unaware of, or that Orion currently believe are not material, may also become important factors that adversely affect Orion’s business, financial condition and operating results or result in Orion’s liquidation.

The SEC has recently issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that Orion, a potential business combination target, or others may determine to undertake in connection with such proposals may increase Orion’s costs.

On March 30, 2022, the SEC proposed new rules regarding SPACs (the “SPAC Rule Proposals”) relating, among other items, to disclosures in business combination transactions between SPACs such as Orion and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. If Orion decides to pursue a business combination, certain of the procedures that Orion, a potential business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs of negotiating and completing the business combination and the time required to consummate a transaction, and may constrain the circumstances under which Orion could complete the business combination.

If the Charter Amendment Proposal is approved, the Company will be permitted to remove up to $100,000 of interest earned on the Trust Account to pay dissolution expenses. Accordingly, stockholders who elect to redeem their Public Shares in connection with the Charter Amendment Proposal may receive a lower per-share redemption price in connection with the Charter Amendment Proposal.

If the Charter Amendment Proposal is approved, stockholders who elect to redeem their Public Shares in connection with the Charter Amendment Proposal will receive a per-share redemption price that takes into account up to $100,000 of net interest removed from the Trust Account to pay dissolution expenses. Such dissolution expenses would reduce the per share amount payable to stockholders who redeem their Public Shares in connection with the Charter Amendment Proposal.

SPECIAL MEETING OF ORION STOCKHOLDERS

This proxy statement is being provided to Orion stockholders as part of a solicitation of proxies by the Board for use at the special meeting of Orion stockholders to be held on [●], 2022, and at any adjournment thereof. This proxy statement contains important information regarding the Special Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about [●], 2022 to all stockholders of record of Orion as of the close of business on https://www.cstproxy.com/[●], 2022, the Record Date for the Special Meeting. Stockholders of record who owned Common Stock at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Special Meeting.

Date, Time and Place of Special Meeting

The Special Meeting will be held on [●], 2022 at [TIME] a.m., Eastern Time virtually over the internet via live audio webcast at [●], or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. The virtual meeting format allows attendance from any location in the world.

You can pre-register to attend the virtual Special Meeting starting [●], 2022 at 9:00 a.m., Eastern Time (five business days prior to the meeting date) by entering the URL address into your browser and entering your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box during the Special Meeting. At the start of the Special Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Special Meeting. Questions pertinent to meeting matters will be answered during the designated portion of the Special Meeting, subject to time limitations and in accordance with the meeting rules of conduct that will be available on the virtual meeting website.

If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Special Meeting, you will need to have a legal proxy from your bank, broker or other nominee or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at [●], or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number. Investors should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.

If you do not have access to internet, you can listen only to the meeting by dialing [●] (toll-free) (or +[●] (standard rates apply) if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number [●]#. Please note that you will not be able to vote or ask questions at the Special Meeting if you choose to participate telephonically.

The Proposals at the Special Meeting

At the Special Meeting, Orion stockholders will consider and vote on the following proposals:

1.	Proposal No. 1 — Charter Amendment Proposal— To permit the Company to liquidate and wind up early by amending the Charter to (i) change the date by which the Company must consummate an initial business combination, from March 4, 2023 to [●], 2022, (ii) remove the Redemption Limitation (as defined in the Charter) to allow the Company to redeem Public Shares notwithstanding the fact that such redemption would result in the Company having net tangible assets of less than $5,000,001, and (iii) allow the Company to remove up to $100,000 of interest earned on the amount on deposit in the Trust Account prior to redeeming the Public Shares in connection with the Special Meeting in order to pay dissolution expenses; and

2.	Proposal No. 2 — Adjournment Proposal — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of the Company’s Common Stock to approve the Charter Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.

Voting Power; Record Date

As a stockholder of Orion, you have a right to vote on certain matters affecting Orion. The proposals that will be presented at the Special Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned Common Stock at the close of business on [●], 2022, which is the Record Date for the Special Meeting. You are entitled to one vote for each share of Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your bank, broker or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 51,750,000 issued and outstanding shares of Common Stock, of which 41,400,000 Class A Common Stock are held by the Public Stockholders and 10,350,000 Class B Common Stock are held by the Sponsor.

Recommendation of the Board

THE BOARD RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum

The presence (which would include presence at the virtual Special Meeting) of a majority of the outstanding shares of Common Stock of the Company entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. Abstentions will be considered present for the purposes of establishing a quorum. The shares of Common Stock held by the Sponsor, which owns 20% of the issued and outstanding Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of Common Stock held by the Sponsor, an additional 15,525,001 shares of Common Stock held by the Public Stockholders would be required to be present at the Special Meeting to achieve a quorum. If a quorum is not present, a majority of the shares present may adjourn the Special Meeting from time to time until a quorum shall be present.

Abstentions and Broker Non-Votes

Abstentions will be considered present for the purposes of establishing a quorum and, as a matter of Delaware law, will constitute votes cast at the Special Meeting and will as votes cast “AGAINST” the Charter Amendment Proposal or the Adjournment Proposal.

If a stockholder holds their shares in “street” name through a bank, broker or other nominee and the stockholder does not instruct their bank, broker or other nominee how to vote their shares on a proposal, the bank, broker or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of stockholders, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

We believe that the Charter Amendment proposal to be voted on at the Special Meeting will be considered a non-routine matter. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote the shares you beneficially own on the Charter Amendment to be voted on at the Special Meeting without your instruction. We believe that the Adjournment Proposal is considered a routine matter and your bank, brokerage firm or other nominee cab vote the shares you beneficially own on the Charter Amendment to be voted on at the Special Meeting without your instruction.

Vote Required for Approval

The approval of the Charter Amendment Proposal requires the affirmative vote of 65% of the outstanding Class A Common Stock and Class B Common Stock, voting together as a single class.

The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the shares of Class A Common Stock and Class B Common Stock, voting as a single class, present in person or represented by proxy and entitled to vote thereon at the Special Meeting.

Voting Your Shares

If you were a holder of record of Common Stock as of the close of business on [●], 2022, the Record Date for the Special Meeting, you may vote with respect to the proposals virtually at the Special Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of Common Stock that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. You may still attend the Special Meeting and vote virtually if you have already voted by proxy.

If your shares of Company common stock, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Revoking Your Proxy

If you are a stockholder of record and give a proxy, you may revoke it at any time before the Special Meeting or at the Special Meeting by doing any one of the following:

●	you may send a later-dated, signed proxy card to Continental, the Transfer Agent, which shall be received no later than 48 hours before the time appointed for the holding of the Special Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting);

●	you may notify the Board in writing to Orion Acquisition Corp., 767 5th Avenue, 44th Floor, New York, New York 10153, before the Special Meeting that you have revoked your proxy.

Simply attending the Special Meeting will not constitute a revocation of your proxy. If your shares are held in “street name” by your bank, broker or another nominee, you must contact your bank, broker or other nominee to change your vote.

No Additional Matters

The Special Meeting has been called only to consider and vote on the approval of the Charter Amendment Proposal, and, if presented, the Adjournment Proposal. The Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, absence any express instructions to the contrary, the individual(s) named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

Who Can Answer Your Questions about Voting

If you are a Orion stockholder and have any questions about how to vote or direct a vote in respect of your Common Stock, you may call Morrow Sodali, our proxy solicitor, by calling [(800) 662-5200] (toll-free), or banks and brokers can call [(203) 658-9400], or by emailing [●].

Redemption Rights

In connection with the approval of the Charter Amendment Proposal, Orion’s Public Stockholders may demand that Orion redeem their Public Shares for a full pro rata portion of the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Orion to pay its franchise and income taxes, if any, less up to $100,000 of interest for dissolution expenses (which, for illustrative purposes, was approximately $[●] per share as of [●], 2022, the Record Date for the Special Meeting), calculated as of two business days prior to the Special Meeting, regardless of whether they vote for or against, or whether they abstain from voting on, the Charter Amendment Proposal. If a holder properly seeks redemption as described in this section and the Charter Amendment Proposal is approved and implemented, Orion will redeem these shares for cash, and the holder will no longer own these shares following the redemption.

As a Public Stockholder, you will be entitled to receive cash for any Class A Common Stock to be redeemed only if you:

(i)	(a) hold Public Shares or (b) hold public shares through units and you elect to separate your units into the underlying Public Shares and public warrants prior to exercising your redemption rights with respect to the public shares; and;

(ii)	prior to 5:00 p.m. Eastern Time, on [●], 2022 (two business days prior to the scheduled vote at the Special Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind (e-mail:mzimkind@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders who intend to exercise their redemption rights in connection with the Charter Amendment Proposal must complete the procedures for electing to redeem their Class A Common Stock in the manner described above prior to 5:00 p.m., Eastern Time, on [●], 2022 (two business days before the Special Meeting) in order for their shares to be redeemed.

If you hold your shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have your shares certificated or delivered electronically. Public Shares that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.

Any request for redemption, once made by a Public Stockholder, may be withdrawn at any time up to the vote at the Special Meeting, and thereafter with our consent. If you deliver your shares for redemption to the Transfer Agent and later decide not to elect redemption, you may request that Orion instruct the Transfer Agent to return the shares (physically or electronically). We will be required to honor such request only if made prior to the vote at the Special Meeting. After this time, a request for redemption may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). Such a request must be made by contacting the Transfer Agent at the phone number or address listed under the question “Who can help answer my questions?” above.

Any corrected or changed written exercise of redemption rights in connection with the redemption must be received by the Transfer Agent prior to the deadline for exercising redemption requests in connection with the redemption and, thereafter, prior to the redemption withdrawal deadline. No request for such redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent, prior to 5:00 p.m., Eastern Time, on [●], 2022 (two business days before the Special Meeting).

If a Public Stockholder properly makes a request for redemption and the Class A Common Stock are delivered as described above and the Charter Amendment Proposal is approved and implemented, then, Orion will redeem such Class A Common Stock for a pro rata portion of funds deposited in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Orion to pay its franchise and income taxes, if any, less up to $100,000 of interest for dissolution expenses, calculated as of two business days prior to the Special Meeting. Prior to exercising redemption rights, stockholders should verify the market price of Class A Common Stock as they may receive higher proceeds from the sale of their Class A Common Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Orion cannot assure its stockholders that they will be able to sell their Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its shares when its stockholders wish to sell their shares.

If a Public Stockholder exercises his, her or its redemption rights in connection with the Charter Amendment Proposal, then he, she or it will be exchanging his, her or its Class A Common Stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your stock certificate (either physically or electronically) to the Transfer Agent as described above and the Charter Amendment Proposal is approved and implemented.

In addition, if the Charter Amendment Proposal is approved and implemented, because Orion will not be able to complete an initial business combination by the Amended Termination Date, Orion will (i) after the Amended Termination Date, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to Orion to pay its franchise and income taxes, divided by the number of then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by the Original Termination Date or, if the Amendment Proposal is approved, the Amended Termination Date.

For a discussion of certain U.S. federal income tax considerations for stockholders with respect to the exercise of these redemption rights, see “Certain U.S. Federal Income Tax Considerations.” The consequences of a redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state and local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights

There are no appraisal rights available to Orion’s stockholders in connection with the Charter Amendment Proposal.

Proxy Solicitation Costs

Orion is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. Orion has engaged Morrow Sodali to assist in the solicitation of proxies for the Special Meeting. Orion and its directors, officer and employees may also solicit proxies in person. Orion will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

Orion will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. Orion will pay Morrow Sodali a fee of $[●], plus disbursements, reimburse Morrow Sodali for its reasonable out-of-pocket expenses and indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as Orion’s proxy solicitor. Orion will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to Orion stockholders. Directors, officer and employees of Orion who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE CHARTER AMENDMENT PROPOSAL

Overview

Orion is proposing to amend the Charter to change the date by which the Company must consummate an initial business combination, from March 4, 2023 to [●], 2022 in order to permit the Company to liquidate and wind up early.

On the Record Date, the redemption price per share was approximately $[●] (which is expected to be the same approximate amount two business days prior to the Special Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[●] as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to Orion to pay its franchise and income taxes, less up to $100,000 of interest for dissolution expenses, divided by the total number of then outstanding Public Shares. The closing price of the Class A Common Stock on Nasdaq on the Record Date was $[●]. Accordingly, if the market price of the Class A Common Stock were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a Public Stockholder receiving approximately $[●] [more/less] per share than if the shares were sold in the open market. Orion cannot assure stockholders that they will be able to sell their Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its shares when such stockholders wish to sell their shares.

Reasons for the Charter Amendment Proposal

Orion is a blank check company formed for the purpose of effecting a merger, stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. After the closing of the IPO in March 2021, and consistent with Orion’s business purpose, the Board and Orion’s management commenced an active search for potential business combination targets, leveraging Orion’s and the Sponsor’s network of relationships and intimate knowledge of the private company marketplace.

As of the date of this proxy statement, Orion has not entered into an agreement to effectuate a business combination with any of the targets that it has reviewed due to a variety of reasons, including, among other things: (i) volatile market conditions; (ii) inability to reach an agreement on an appropriate valuation; (iii) a declining new issuance market in 2022; (iv) Orion’s assessments of the targets business model, customers, the competitive landscape in the relevant industry and risks to future financial performance; (v) Orion’s preliminary assessment of the relevant target company’s ability to scale its business; and (iv) alternative options available to potential targets, such as pursuing a traditional initial public offering or waiting for the capital markets to improve before pursuing a listing.

In particular, through its efforts to find a suitable target for a business combination over the past 20 months, Orion’s management has encountered material changes in the market valuations of public company transactions and SPAC valuations since their IPO. This has created divergent expectations of valuation between SPACs like Orion and stockholders of the privately owned businesses that may be interested in pursuing a business combination. The Board believes such a divergence in expectations will remain the trend in the near term such that Orion will not be able to identify, agree upon and consummate a business combination with a suitable target that meets Orion’s criteria for a business combination at an acceptable valuation by or before the Original Termination Date. Changes in the regulatory landscape have further affected Orion’s prospects for consummating a business combination, including the SEC’s proposed rules relating to, among other items enhancing disclosure in business combination transactions involving SPACs and private operating companies and increasing the potential liability of certain participants in proposed business combination transactions. The Board considers that the SEC’s proposed rules, if adopted, whether in the form proposed or in revised form, may materially increase the time required to negotiate and complete an initial business combination and could further impair Orion’s ability to complete an initial business combination in the [●] months remaining before the Original Termination Date.

Moreover, the IR Act, among other things, imposes a 1% excise tax on the fair market value of certain repurchases (including certain redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations occurring in 2023 and beyond. The amount of the excise tax is generally 1% of the fair market value of the shares of stock repurchased at the time of the repurchase, with certain exceptions. The U.S. Department of Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, the excise tax; however, no guidance has been issued to date. Absent such guidance, because Orion is a Delaware corporation and its securities are trading on Nasdaq, it is currently expect that Orion will be subject to the excise tax with respect to any redemptions of its Public Shares after 2022 that are treated as repurchases for this purpose. The Board believes that there is a significant risk that redemptions of Public Stock in connection with a liquidation of Orion would be subject to the excise tax if they were to occur in 2023. In addition, it is uncertain whether, and/or to what extent, the excise tax could apply to any redemptions of Orion’s Public Shares in connection with the consummation of an initial business combination in 2023 if Orion were able to consummate an initial business combination by the Original Termination Date. The excise tax is imposed on the repurchasing corporation itself, not the stockholders from which stock is repurchased. That said, the imposition of the excise tax could reduce the amount of cash available to Orion for effecting the redemptions of Public Shares in 2023 such that redeeming holders of Public Shares may receive a per-share redemption amount that is lower than what they would otherwise be entitled to receive.

The Charter currently provides that Orion has until the Original Termination Date to complete its initial business combination and, if Orion does not complete an initial business combination by the Original Termination Date, it will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to Orion to pay its franchise and income (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish the rights the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Board believes that the current provisions of the Charter above were included to protect Orion’s stockholders from having to sustain their investment for an unreasonably long period if Orion were unable to find a suitable initial business combination target in the timeframe contemplated by the Charter. However, even though the Board has determined that it is unlikely that Orion would be able to complete an initial business combination before the Original Termination Date, Orion is not permitted by the Charter to return the funds in the Trust Account to the Public Stockholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Stockholders may only exercise their redemption rights in connection with a stockholder vote on a proposed business combination or upon the approval of an amendment to any provision of the Charter relating to the rights of holders of Class A Common Stock.

The purpose of the Charter Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Public Stockholders may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval of the Charter Amendment Proposal, without having to wait for approximately another [●] months to do so while continuing to earn minimal interest, if any, on the funds during such waiting period and (ii) Orion will be obligated to redeem all remaining issued and outstanding Public Shares not redeemed in connection with the Charter Amendment Proposal as promptly as reasonably possible but not more than ten business days after the Amended Termination Date and, subject to the approval of the Board and Orion’s remaining stockholders after completion of the Early Liquidation, liquidate and dissolve as promptly as reasonably possible after completion of the Early Liquidation, which will allow Orion to return the funds to its Public Stockholders earlier that currently contemplated under the Charter and enable these stockholders to recover their investment sooner. Orion also plans to voluntarily delist the Class A Common Stock from Nasdaq as soon as practicable after completion of the Early Liquidation, subject to the rules of Nasdaq and the Charter.

The Charter Amendment Proposal also removes the requirement that the Company have minimum net tangible assets of at least $5,000,001. This is a protective provision that is intended to ensure that the Company complies with Rule 419 under the U.S. Securities Act of 1933. A failure to comply could, among other things, result in the Company being unable to maintain the listing for its securities on any national securities exchange. The Board believes that a decision by stockholders to approve the Early Liquidation obviates the need for such compliance and, in fact, could have the unintended consequences of frustrating a liquidation and dissolution that was otherwise sought by stockholders.

The Charter Amendment Proposal further provides that the Company may remove up to $100,000 of interest earned on the Trust Account for dissolution expenses prior to redeeming the Public Shares in connection with the Special Meeting.

After careful consideration of all relevant factors, including, but not limited to, the time value of money, existing market conditions, the possible imposition of the 1% Excise Tax under the IR Act on redemptions by Orion of Public Shares in 2023, and the conclusion that it is unlikely that Orion would be able to complete an initial business combination before the Original Termination Date, the Board has determined that the Charter Amendment Proposal is in the best interests of Orion and its stockholders and recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal.

If the Charter Amendment Proposal Is Not Approved

If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of the Company’s Common Stock to approve the Charter Amendment Proposal, Orion may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Amendment Proposal. If the Adjournment Proposal is not approved by Orion’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes from the holders of shares of the Company’s Common Stock at the time of the Special Meeting to approve the Charter Amendment Proposal.

If the Charter Amendment Proposal is not approved at the Special Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Charter, Orion (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to Orion to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by the Original Termination Date.

If the Charter Amendment Proposal Is Approved

If the Charter Amendment Proposal is approved and implemented, following redemption of the Public Shares by Public Stockholders who properly exercised their redemption rights in connection with the Charter Amendment Proposal, because Orion will not be able to complete an initial business combination by the Amended Termination Date, Orion will (i) after the Amended Termination Date, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days after the Amended Termination Date, complete the redemption of all the remaining issued and outstanding Public Shares that were not redeemed in connection with the Charter Amendment Proposal at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of the Amended Termination Date (after taking into account the redemption), including interest earned on the funds held in the Trust Account and not previously released to Orion to pay its franchise and income taxes, if any, divided by the number of the remaining issued and outstanding Public Shares. As of the close of business on the Amended Termination Date, all remaining issued and outstanding Public Shares will be deemed cancelled and will represent only the right to receive the redemption amount; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board of directors dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Orion also plans to voluntarily delist the Class A Common Stock from Nasdaq as soon as practicable after completion of the Early Liquidation, subject to the rules of Nasdaq and the Charter.

Redemption Rights

Please see “Redemptions Rights” in the “Special Meeting of Orion Stockholders” section.

Vote Required for Approval

The approval of the Charter Amendment Proposal requires the affirmative vote of at least 65% of the outstanding Class A Common Stock and Class B Common Stock, voting together as a single class. As of the date of this proxy statement, the Sponsor Shares represent 20.0% of the Company’s outstanding Common Stock. Accordingly, in addition to the Sponsor Shares, the Company will need 23,287,501 Public Shares (or approximately 56.3% of the outstanding Common Stock) to be voted in favor of the Charter Amendment Proposal to approve such proposal. Approval of the Charter Amendment Proposal is a condition to the implementation of the Early Liquidation.

Abstentions will be considered present for the purposes of establishing a quorum and, as a matter of Delaware law, will constitute votes “AGAINST” the approval of the Charter Amendment Proposal at the Special Meeting.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks stockholders to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of the Company’s Common Stock to approve the Charter Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate

Consequences if the Adjournment Proposal Is Not Approved

If the Adjournment Proposal is not approved by Orion’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date in the event, based on the tabulated votes, there are insufficient votes from the holders of shares of the Company’s Common Stock to approve the Charter Amendment Proposal. In such event, the Charter Amendment Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the shares of Class A Common Stock and Class B Common Stock, voting as a single class, present in person or represented by proxy and entitled to vote thereon at the Special Meeting. Abstentions will be considered present for the purposes of establishing a quorum and, as a matter of Delaware law, will constitute shares present and entitled to vote at the Special Meeting and therefore will have the effect of a vote “AGAINST” the approval of the Adjournment Proposal.

In addition to the Sponsor Shares, the approval of the Adjournment Proposal will require the affirmative vote of at least 15,525,001 shares of Common Stock held by the Public Stockholders (or approximately 38% of the Class A Common Stock) if all shares of Common Stock are represented at the Special Meeting, and the affirmative vote of at least 2,587,501 Public Shares (or approximately 6.3% of the Class A Common Stock) if only such shares as are required to establish a minimum quorum are represented at the Special Meeting.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

Certain U.S. Federal Income Tax Considerations

The following discussion is a summary of certain U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) that have their Public Shares redeemed for cash, either pursuant to an exercise of redemption rights in connection with the Charter Amendment Proposal or in connection with the Company’s liquidation in the event the Charter Amendment Proposal is approved, and the expiration of public warrants in such event. This section applies only to Holders that hold their Public Shares and public warrants as “capital assets” for U.S. federal income tax purposes (generally, property held for investment). For purposes of this discussion, because the components of a unit are generally separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying Public Share and public warrant components of the unit, and the discussion below with respect to actual Holders of Public Shares and public warrants also should apply to holders of units (as the deemed owners of the underlying Public Shares and public warrants that constitute the units). Accordingly, the separation of units into the Public Shares and public warrants underlying the units generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the U.S. Internal Revenue Service (“IRS”) would not assert, or that a court would not sustain, a contrary position. Holders of units are urged to consult their tax advisors concerning the U.S. federal, state and local and non-U.S. tax consequences of the transactions contemplated by the Charter Amendment Proposal with respect to any Public Shares and public warrants held through the units (including alternative characterizations of the units).

This discussion does not address the U.S. federal income tax consequences to the Company’s founders, the Sponsor or its affiliates, or any other sponsors, officers or directors of the Company, or to any person of holding Sponsor Shares or private placement warrants. This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift or other U.S. non-income tax considerations or considerations arising under the tax laws of any U.S. state or local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

●	banks, financial institutions or financial services entities;

●	broker-dealers;

●	taxpayers that are subject to the mark-to-market accounting rules with respect to the Public Shares or public warrants;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	insurance companies;

●	regulated investment companies or real estate investment trusts;

●	partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) or pass-through entities (including S Corporations), or persons that hold the Public Shares or public warrants through such partnerships or pass-through entities;

●	U.S. expatriates or former long-term residents of the United States;

●	persons that actually or constructively own five percent or more (by vote or value) of Orion’s shares (except as specifically provided below);

●	persons that acquired their Public Shares or public warrants pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

●	persons that hold their Public Shares or public warrants as part of a straddle, constructive sale, hedge, wash sale, conversion or other integrated or similar transaction;

●	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar; or

●	“specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Public Shares or public warrants, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Public Shares or public warrants and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the Charter Amendment Proposal.

This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), proposed, temporary and final Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein.

The Company has not sought, and does not intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE REDEMPTION OF PUBLIC SHARES AND EXPIRATION OF PUBLIC WARRANTS AS A RESULT OF THE CHARTER AMENDMENT PROPOSAL. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE REDEMPTION OF PUBLIC SHARES AND EXPIRATION OF PUBLIC WARRANTS AS A RESULT OF THE CHARTER AMENDMENT PROPOSAL, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a Public Share or public warrant who or that is, for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation that is created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate whose income is subject to U.S. federal income tax regardless of its source; or

●	a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Redemption of Public Shares

Redemption of Public Shares Pursuant to An Exercise of Redemption Rights

The redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights described in this proxy statement is likely to be treated as a distribution of cash to such U.S. Holder in connection with the complete liquidation of the Company for U.S. federal income tax purposes. However, it is possible that such redemption could be treated as a separate redemption transaction not in connection with the complete liquidation of the Company for U.S. federal income tax purposes.

If the redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights described in this proxy statement is treated as a distribution to such U.S. Holder in complete liquidation of the Company, such distribution will be treated as a payment received in exchange for such Public Shares under Section 331 of the Code and taxable to the U.S. Holder as described below under the section entitled “— Redemption of Public Shares in Connection with Our Liquidation” and “— Taxation of Redemption as a Sale of Public Shares.”

If a redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights described in this proxy statement is not treated as a distribution to such holder in complete liquidation of the Company (a “non-liquidating redemption”), the U.S. federal income tax consequences to a U.S. Holder of Public Shares of such redemption will depend on whether the non-liquidating redemption qualifies as a sale of Public Shares under Section 302 of the Code. If the non-liquidating redemption qualifies as a sale of Public Shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “—Taxation of Redemption Treated as a Sale of Public Shares.” If the non-liquidating redemption does not qualify as a sale of Public Shares, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “—Taxation of Redemption Treated as a Distribution.”

Whether a non-liquidating redemption of Public Shares qualifies for sale treatment under Section 302 of the Code will depend largely on the total number of shares of the Company’s stock treated as held by the redeemed U.S. Holder before and after the non-liquidating redemption (including any stock of the Company treated as constructively owned by the U.S. Holder as a result of owning public warrants) relative to all of the stock of the Company outstanding both before and after the non-liquidating redemption. A non-liquidating redemption of Public Shares generally will be treated as a sale of Public Shares (rather than as a corporate distribution) if the non-liquidating redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in the Company or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a non-liquidating redemption qualifying for sale treatment, a U.S. Holder takes into account not only shares of the Company’s stock actually owned by the U.S. Holder, but also shares of the Company’s stock that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock that the U.S. Holder has a right to acquire by exercise of an option, which would generally include Public Shares which could be acquired pursuant to the exercise of public warrants.

In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the non-liquidating redemption of Public Shares must, among other requirements, be less than eighty percent (80%) of the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the non-liquidating redemption. There will be a complete termination of a U.S. Holder’s interest if either (1) all of the Public Shares actually and constructively owned by the U.S. Holder are redeemed or (2) all of the Public Shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other Public Shares (including any stock constructively owned by the U.S. Holder as a result of owning public warrants). The non-liquidating redemption of Public Shares will not be essentially equivalent to a dividend if the non-liquidating redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the non-liquidating redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation where such stockholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then a non-liquidating redemption of Public Shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “—Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares of the Company’s stock or, if it has none, to the U.S. Holder’s adjusted tax basis in its public warrants or possibly in other shares of the Company’s stock constructively owned by it.

Whether a non-liquidating redemption satisfies one or more of the foregoing tests will generally depend upon a U.S. Holder’s particular circumstances. This determination may, in appropriate circumstances, take into account other acquisitions or dispositions of the Company’s securities that occur as part of a plan that includes such redemption, including dispositions of the Company’s securities that occur in connection with its liquidation.

U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the Public Shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding Company stock may be subject to special reporting requirements with respect to a non-liquidating redemption of Public Shares, and such holders should consult with their tax advisors with respect to their reporting requirements.

Redemption of Public Shares in Connection with the Company’s Liquidation

A U.S. Holder’s receipt of cash for its Public Shares in connection with the Company’s liquidation is expected to be treated as a distribution to such holder in complete liquidation of the Company for U.S. federal income tax purposes, with such distribution treated as a payment received in exchange for such Public Shares under Section 331 of the Code. The consequences of such distribution to a U.S. Holder are generally as described below under the section entitled “ — Taxation of Redemption Treated as a Sale of Public Shares.” U.S. Holders should consult with their tax advisors regarding any special reporting requirements that may be applicable.

Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. Holder’s Public Shares is treated as a corporate distribution, as discussed above under the section entitled “—Redemption of Public Shares,” the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles.

Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its Public Shares. Any remaining excess will be treated as gain realized on the sale of Public Shares and will be treated as described below under the section entitled “—Taxation of Redemption Treated as a Sale of Public Shares.”

Taxation of Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. Holder’s Public Shares is treated as a sale, as discussed above under the section entitled “—Redemption of Public Shares,” a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the Public Shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the Public Shares so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

U.S. Holders who hold different blocks of Public Shares (including as a result of holding different blocks of Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS DESCRIBED IN THIS PROXY STATEMENT OR IN CONNECTION WITH OUR LIQUIDATION, INCLUDING ANY SPECIAL REPORTING REQUIREMENTS.

Expiration of a Public Warrant

If the Charter Amendment Proposal is approved, the public warrants, which do not become exercisable unless the Company completes an initial business combination, will expire worthless. In such case, a U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. The deductibility of capital losses is subject to limitations.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of Public Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Non-U.S. Holders

As used herein, a “Non-U.S. Holder” is a beneficial owner of a Public Share or public warrant who or that is, for U.S. federal income tax purposes:

●	a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

●	a foreign corporation; or

●	an estate or trust that is not a U.S. Holder.

Redemption of Public Shares

Redemption of Public Shares Pursuant to An Exercise of Redemption Rights

The U.S. federal income tax consequences to a Non-U.S. Holder of Public Shares that exercises its redemption rights to receive cash from the Trust Account in exchange for all or a portion of its Public Shares will depend on whether the redemption is treated as a sale of the Public Shares redeemed or as a corporate distribution on the Public Shares, as described above under “U.S. Holders — Redemption of Public Shares — Redemption of Public Shares Pursuant to An Exercise of Redemption Rights.” If such a redemption is treated as a sale of Public Shares, the U.S. federal income tax consequences to the Non-U.S. Holder will be as described below under “—Taxation of Redemption Treated as a Sale of Public Shares.” If such a redemption is not treated as a sale of Public Shares, the Non-U.S. Holder will be treated as receiving a corporate distribution, the U.S. federal income tax consequences of which are described below under “—Taxation of Redemption as a Distribution.”

Because it may not be certain at the time a Non-U.S. Holder is redeemed whether such Non-U.S. Holder’s redemption will be treated as a sale of shares or a corporate distribution, and because such determination may depend in part on a Non-U.S. Holder’s particular circumstances, the applicable withholding agent may not be able to determine whether (or to what extent) a Non-U.S. Holder is treated as receiving a dividend for U.S. federal income tax purposes. Therefore, the applicable withholding agent may withhold tax at a rate of thirty percent (30%) (or such lower rate as may be specified by an applicable income tax treaty) on the gross amount of any consideration paid to a Non-U.S. Holder in redemption of such Non-U.S. Holder’s Public Shares, unless (a) the applicable withholding agent has established special procedures allowing Non-U.S. Holders to certify that they are exempt from such withholding tax and (b) such Non-U.S. Holders are able to certify that they meet the requirements of such exemption (e.g., because such Non-U.S. Holders are not treated as receiving a dividend under the Section 302 tests described above under the section entitled “U.S. Holders— Redemption of Public Shares—— Redemption of Public Shares Pursuant to An Exercise of Redemption Rights”). However, there can be no assurance that any applicable withholding agent will establish such special certification procedures. If an applicable withholding agent withholds excess amounts from the amount payable to a Non-U.S. Holder, such Non-U.S. Holder generally may obtain a refund of any such excess amounts by timely filing an appropriate claim for refund with the IRS. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances and any applicable procedures or certification requirements.

Redemption of Public Shares in Connection with the Company’s Liquidation

A Non-U.S. Holder’s receipt of cash for its Public Shares in connection with the Company’s liquidation is expected to be treated as a distribution to such holder in complete liquidation of the Company for U.S. federal income tax purposes, with such distribution treated as a payment received in exchange for such Public Shares under Section 331 of the Code. The consequences of such distribution to a Non-U.S. Holder are generally as described below under the section entitled “ — Taxation of Redemption Treated as a Sale of Public Shares.”

Taxation of Redemption as a Distribution

In general, any distributions made to a Non-U.S. Holder of Public Shares, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%), unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its Public Shares and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Public Shares, which will be treated as described below under “—Taxation of Redemption as a Sale of Public Shares.” In addition, if the Company determines that it is likely to be classified as a “United States real property holding corporation” (see “—Taxation of Redemption as a Sale of Public Shares” below), the applicable withholding agent may withhold fifteen (15%) of any distribution that exceeds the Company’s current and accumulated earnings and profits.

The withholding tax generally does not apply to dividends paid to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States, provided that such Non-U.S. Holder furnishes an IRS Form W-8ECI. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is treated as a foreign corporation for U.S. federal income tax purposes receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of thirty percent (30%) (or a lower applicable treaty rate).

Taxation of Redemption as a Sale of Public Shares

A Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of Public Shares that is treated as a sale as described above under “— Redemption of Public Shares,” unless:

(i)	the gain is effectively connected with the conduct by the Non-U.S. Holder of a trade or business within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder);

(ii)	such Non-U.S. Holder is an individual who was present in the United States for 183 days or more in the taxable year of such disposition (as such days are calculated pursuant to Section 7701(b)(3) of the Code) and certain other requirements are met; or

(iii)	the Company is or has been a “United States real property holding corporation” (as defined below) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the Non-U.S. Holder’s holding period for the applicable security being disposed of, except, in the case where Public Shares are “regularly traded” on an “established securities market” (as such terms are defined under applicable Treasury Regulations), the Non-U.S. Holder is disposing of Public Shares and has owned, whether actually or based on the application of constructive ownership rules, five percent (5%) or less of Public Shares at all times within the shorter of the five-year period preceding such disposition of Public Shares or such Non-U.S. Holder’s holding period for such Public Shares. There can be no assurance that Public Shares are or have been treated as regularly traded on an established securities market for this purpose. It is unclear how the rules for determining the five percent (5%) threshold for this purpose would be applied with respect to Public Shares, including how a Non-U.S. Holder’s ownership of public warrants impacts the five percent (5%) threshold determination with respect to Public Shares. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. Holder that is treated as a foreign corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” imposed at a thirty percent (30%) rate (or a lower applicable income tax treaty rate).

If the second bullet point applies to a Non-U.S. Holder, such Non-U.S. Holder generally will be subject to U.S. tax on such Non-U.S. Holder’s net capital gain for such year (including any gain realized in connection with the redemption) at a tax rate of thirty percent (30%) (or a lower applicable tax treaty rate).

If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such holder will be subject to tax at generally applicable U.S. federal income tax rates. In addition, the Company may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such redemption. The Company will be classified as a “United States real property holding corporation” if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. It is not expected that the Company would be a United States real property holding corporation in the immediate foreseeable future. However, such determination is factual in nature and subject to change and no assurance can be provided as to whether the Company would be treated as a United States real property holding corporation in any year.

Non-U.S. Holders should consult their tax advisors regarding the U.S. federal income tax consequences to them in respect of any loss recognized on a redemption of Public Shares that is treated as a sale for U.S. federal income tax purposes.

Expiration of a Public Warrant

If the Charter Amendment Proposal is approved, the public warrants, which do not become exercisable unless Orion completes an initial business combination, will expire worthless. In such case, a Non-U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. Non-U.S. Holders should consult their tax advisors regarding the U.S. federal income tax consequences to them in respect of any loss recognized on the expiration of their public warrants.

Information Reporting and Backup Withholding

Information returns will be filed with the IRS in connection with payments of dividends on, and the proceeds from a sale of, Public Shares. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a U.S. person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty generally will satisfy the certification requirements necessary to avoid the backup withholding as well.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder generally will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

Foreign Account Tax Compliance Act

Provisions commonly referred to as “FATCA” impose withholding of thirty percent (30%) on payments of dividends (including constructive dividends) on Public Shares to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied by, or an exemption applies to, the payee (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such withholding taxes, and a Non-U.S. Holder might be required to file a U.S. federal income tax return to claim such refunds or credits. Thirty percent (30%) withholding under FATCA was scheduled to apply to payments of gross proceeds from the sale or other disposition of property that produces U.S.-source interest or dividends beginning on January 1, 2019, but on December 13, 2018, the IRS released proposed regulations that, if finalized in their proposed form, would eliminate the obligation to withhold on gross proceeds. Such proposed regulations also delayed withholding on certain other payments received from other foreign financial institutions that are allocable, as provided for under final Treasury Regulations, to payments of U.S.-source dividends, and other fixed or determinable annual or periodic income. Although these proposed Treasury Regulations are not final, taxpayers generally may rely on them until final Treasury Regulations are issued. However, there can be no assurance that final Treasury Regulations will provide the same exceptions from FATCA withholding as the proposed Treasury Regulations.

Non-U.S. Holders should consult their tax advisors regarding the effects of FATCA on their redemption of Public Shares.

As previously noted above, the foregoing discussion of certain U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. The Company once again urges you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the Charter Amendment Proposal.

BUSINESS OF ORION AND CERTAIN INFORMATION ABOUT ORION

General

We are a blank check company formed as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

IPO and Private Placement

On March 4, 2021, we consummated our initial public offering (the “initial public offering”) of 41,400,000 units (the “units”), including 5,400,000 additional units to cover over-allotments (the “over-allotment units”). Each unit consists of one share of Class A common stock and one-quarter of one redeemable warrant, with each whole warrant entitling the holder thereof to purchase one share of Class A common stock for $11.50 per share. The units were sold at a price of $10.00 per unit, generating gross proceeds of $414.0 million.

Simultaneously with the consummation of the initial public offering, we completed the private sale (the “private placement”) of an aggregate of 7,520,000 warrants (the “private placement warrants”) to the Sponsor at a purchase price of $1.50 per warrant, generating gross proceeds of $11,280,000.

A total of $414,000,000, comprised of $380,230,000 of the proceeds from the initial public offering (which amount includes $14,490,000 of the underwriters’ deferred discount) and $11,280,000 of the proceeds of the sale of the private placement warrants, was placed in a U.S.-based Trust Account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee.

The funds held in the Trust Account are invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less or in money market funds meeting the conditions of Rule 2a-7 of the Investment Company Act which invest only in direct U.S. government treasury obligations, until the earlier of: (i) the consummation of an initial business combination or (ii) the distribution of the Trust Account, as described below.

The Charter currently provides that Orion has until the Original Termination Date to complete its initial business combination and, if Orion does not complete an initial business combination by the Original Termination Date, it will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to Orion to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

This proxy statement is available without charge to stockholders of Orion upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact Orion in writing at Orion Acquisition Corp, 767 5th Avenue, 44th Floor, New York, NY, or by telephone at (212) 583-8540.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Common Stock as of [●], 2022 by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

●	each of our executive officers and directors; and

●	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

The beneficial ownership of our Common Stock is based on 41,400,000 shares of Common Stock issued and outstanding as of [●], 2022, consisting of 41,400,000 shares of Class A Common Stock and 10,350,000 shares of Class B Common Stock.

NAME AND ADDRESS OF BENEFICIAL OWNER(1)	NUMBER OF SHARES BENEFICIALLY OWNED(2)		APPROXIMATE PERCENTAGE OF OUTSTANDING COMMON STOCK
Directors, Executive Officers and Founders
Orion Healthcare Acquisition Partners, LLC(3)	10,350,000	(3)	20.0%
Randy Simpson	10,350,000	(3)	20.0%
Beau Garverick	10,350,000	(3)	20.0%
Kenneth Goulet	-	(4)	-
Rhonda R. Mims	-	(4)	-
Stephen Schlegel	-	(4)	-
All executive officers and directors as a group (five individuals)	10,350,000		20.0%

5% Holders
Viking Global Investors LP(5)	14,677,088		35.5%
Teacher Retirement System of Texas(6)	2,990,000		7.2%
BlackRock, Inc.(7)	4,000,000		9.7%
Maverick Capital(8)	2,672,349		6.5%
Glazer Capital, LLC(9)	2,118,479		5.1%

(1)	The business address of each of the following entities or individuals is c/o Orion Acquisition Corp., 767 5th Avenue, 44th Floor, New York, NY 10153.
(2)	Interests shown consist of Sponsor Shares, classified as shares of Class B Common Stock. The Sponsor Shares are convertible into shares of Class A Common Stock on a one-for-one basis, subject to adjustment.

(3)	Our Sponsor, Orion Healthcare Acquisition Partners, LLC, is the record holder of the shares reported. Each of our officers, directors and director nominees hold a direct or indirect interest in our Sponsor. Our Sponsor is controlled by a board of, managers consisting of Beau Garverick, Randy Simpson and JP Gutfreund, which has voting and investment discretion with respect to the securities held by our Sponsor. As a result, each of Mr. Simpson, Mr. Garverick and Mr. Gutfreund may be deemed to share voting and dispositive power over the securities held by our Sponsor, and thus, may be deemed to be the beneficial owners of these securities. Each individual named above disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest such person may have in such shares, directly or indirectly.
(4)	Does not include any shares indirectly owned by this individual as a result of his or her membership interest in our Sponsor.
(5)	According to a Schedule 13G/A filed on February 14, 2022 on behalf of Viking Global Investors LP (“VGI”), Viking Global Performance LLC (“VGP”), Viking Global Equities II LP (“VGEII”), Viking Global Equities Master Ltd. (“VGEM”), Viking Long Fund GP LLC (“VLFGP”), Viking Long Fund Master Ltd. (“VLFM”), O. Andreas Halvorsen, David C. Ott and Rose S. Shabet (collectively, “Viking Global Investors LP”). Viking Global Investors LP shares beneficial ownership of the shares reported. The business address of Viking Global Investors LP is 55 Railroad Avenue, Greenwich, Connecticut 06830.
(6)	According to a Schedule 13G/A filed on August 5, 2022 on behalf of Teacher Retirement System of Texas. Teacher Retirement System of Texas beneficially owns the shares reported. The business address of Teacher Retirement System of Texas is 1000 Red River Street, Austin, Texas 78701.
(7)	According to a Schedule 13G filed on February 4, 2022 on behalf of BlackRock, Inc. BlackRock, Inc. beneficially owns the shares reported. The business address of BlackRock, Inc.is 55 East 52nd Street, New York, NY 10055.
(8)	According to a Schedule 13G filed on February 14, 2022 on behalf of Maverick Capital, Ltd., Maverick Capital Management, LLC and Lee S. Ainslie III (collectively, “Maverick Capital”). Maverick Capital shares beneficial ownership of the shares reported. Maverick Capital Management, LLC is the General Partner of Maverick Capital, Ltd. Lee S. Ainslie III is the manager of Maverick Capital Management, LLC. The address of the principal business office of (i) Maverick Capital, Ltd. and Maverick Capital Management, LLC is 1900 N. Pearl Street, 20th Floor, Dallas, Texas 75201, and (ii) Mr. Ainslie is 222 Lakeview Avenue, Suite 520, West Palm Beach, Florida 33401.
(9)	According to a Schedule 13G filed on February 14, 2022 on behalf of Glazer Capital, LLC and Paul J. Glazer (collectively, “Glazer”). Glazer shares beneficial ownership of the shares reported. The business address of Glazer is 250 West 55th Street, Suite 30A, New York, New York 10019.

HOUSEHOLDING INFORMATION

Unless Orion has received contrary instructions, Orion may send a single copy of this proxy statement to any household at which two or more stockholders reside if Orion believes the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce Orion’s expenses. However, if stockholders prefer to receive multiple sets of Orion’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of Orion’s disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at Orion Acquisition Corp., 767 5th Avenue, 44th Floor, New York, NY 10153, to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

Orion files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on Orion at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to stockholders of Orion upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact Orion in writing at Orion Acquisition Corp, 767 5th Avenue, 44th Floor, New York, NY 10153 or by telephone at (212) 583-8540.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Morrow Sodali, the proxy solicitor for Orion, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing OHPA.info@investor.morrowsodali.com. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Special Meeting, or no later than [•], 2022.

ANNEX A

PROPOSED CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ORION ACQUISITION CORP.

Orion Acquisition Corp. (the “Corporation”), a corporation organized and existing under the by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1. The name of the Corporation is Orion Acquisition Corp.

2. The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on November 25, 2020. The Corporation’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 1, 2021 (as amended, the “Amended and Restated Certificate of Incorporation”).

3. This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

4. This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of at least 65% of the outstanding shares of common stock at a meeting of stockholders in accordance with ARTICLE IX of the Amended and Restated Certificate of Incorporation and the provisions of Section 242 the DGCL. The approval of this Amendment to the Amended and Restated Certificate of Incorporation is intended to constitute the adoption of a plan of complete liquidation of the Corporation for U.S. federal income tax purposes unless otherwise required by applicable law.

5. The text of Section 9.1(b) of Article IX of the Amended and Restated Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriter’s over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission on February 12, 2021 (as amended, the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay franchise and income taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation does not complete its initial Business Combination by [DATE OF EARLY TERMINATION] and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of the Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Corporation’s Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are members or affiliates of Orion Healthcare Acquisition Partners, LLC (the “Sponsor”) or officers or directors of the Corporation) are referred to herein as “Public Stockholders.””

6. The text of Section 9.2(d) of Article IX of the Amended and Restated Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

“(d) In the event that the Corporation has not consummated an initial Business Combination by [DATE OF EARLY TERMINATION], the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes, by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.”

7. The text of Section 9.7 of Article IX of the Amended and Restated Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

“Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to this Amended and Restated Certificate of Incorporation (i) that would affect the substance or timing of the Corporation’s obligation to provide Public Stockholders the right to have their shares of Class A Common Stock redeemed in connection with an initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by [DATE OF EARLY TERMINATION] or (ii) with respect to any other provisions relating to the rights of holders of the Class A Common Stock, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding Offering Shares. The Corporation’s ability to provide such opportunity is not subject to the Redemption Limitation.”

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Amended and Restated Certificate of Amendment to be duly executed in its name and on its behalf by an authorized officer as of this [    ] day of [    ], 2022.

Beau Garverick
Chief Executive Officer

Preliminary Proxy Card - Subject to Completion

YOUR VOTE IS IMPORTANT. PLEASE VOTE

Vote by Internet - QUICK ☐ ☐ ☐ EASY
IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail

ORION ACQUISITION CORP.	Your internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the internet must be received by [●]., Eastern Time, on [●].

Vote at the Meeting –

If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend, visit:

www.cstproxyvote.com/orionacquisition/2022

INTERNET –

www.cstproxyvote.com/orionacquisition/2022

Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Telephone Access:

US & Canada: 1 800-450-7155 (toll-free)

Outside US & Canada: +1 857-999-9155 (standard rates apply)
PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.	Conference ID: 2745984# MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

☐ FOLD HERE ● DO NOT SEPARATE ● INSERT IN ENVELOPE PROVIDED ☐
PROXY	Please mark	X
your votes
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.	like this

1. Proposal No. 1 – Charter Amendment	FOR	AGAINST	ABSTAIN
To permit the Company to liquidate and wind up early by amending the Charter to (i) change the date by which the Company must consummate an initial business combination, from March 4, 2023 to [●], 2022, (ii) remove the Redemption Limitation (as defined in the Charter) to allow the Company to redeem Public Shares notwithstanding the fact that such redemption would result in the Company having net tangible assets of less than $5,000,001, and (iii) allow the Company to remove up to $100,000 of interest earned on the amount on deposit in the Trust Account prior to redeeming the Public Shares in connection with the Special Meeting in order to pay dissolution expenses.	□	□	□

2. Proposal No. 2 – Adjournment
To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from shares of the Company’s holders of the Common Stock to approve the Charter Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.	□	□	□

CONTROL

, 2022

Signature

Signature, if held jointly                                                      Date

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy
Materials for the Special Meeting of Stockholders

To view the Proxy Statement and to Attend the Special Meeting, please go to:

https://www.cstproxy.com/orionacquisitioncorp/2022

☐ FOLD HERE ● DO NOT SEPARATE ● INSERT IN ENVELOPE PROVIDED ☐

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Orion Acquisition Corp.

The undersigned appoints Beau Garverick and Kenneth Goulet, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Orion Acquisition Corp. held of record by the undersigned at the close of business on [●] at the Special Meeting of Stockholders of Orion Acquisition Corp. to be held on [●], or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)